Exhibit 99.2

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Six Months Ended June 30, 2013 and 2012

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8
Net Operating Income Growth for Comparable Properties (Including Pro-Rata Share of Unconsolidated Properties)	Page 9

Balance Sheet Data:
Consolidated Balance Sheets	Page 10
Market Capitalization and Debt Covenant Requirements	Page 11
Consolidated Debt Schedule	Page 12
Total Debt Maturities Schedule (Consolidated and Pro-Rata Share of Unconsolidated Debt)	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Mall Portfolio Statistics by Asset Category	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Development and Major Redevelopment Activity	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended June 30,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$58,291	$117	$58,408	$46,926	$106	$47,032
Percentage rents	2,099	—	2,099	1,771	—	1,771
Tenant reimbursements	26,755	(4)	26,751	22,653	148	22,801
Outparcel sale	4,435	—	4,435	545	—	545
Other (see components on page 3)	5,099	—	5,099	5,176	1	5,177
Total Revenues	96,679	113	96,792	77,071	255	77,326
Expenses:
Property operating expenses	(19,066)	—	(19,066)	(16,680)	—	(16,680)
Real estate taxes	(11,534)	(3)	(11,537)	(9,439)	(13)	(9,452)
Total recoverable expenses	(30,600)	(3)	(30,603)	(26,119)	(13)	(26,132)
Provision for doubtful accounts	(742)	65	(677)	(564)	(100)	(664)
Other operating expenses (see components on page 4)	(4,566)	(6)	(4,572)	(6,690)	(43)	(6,733)
Costs related to the sale of an outparcel	(4,089)	—	(4,089)	(130)	—	(130)
Real estate depreciation and amortization	(26,025)	—	(26,025)	(21,855)	—	(21,855)
Non-real estate depreciation and amortization	(563)	—	(563)	(507)	—	(507)
General and administrative	(6,943)	(1)	(6,944)	(6,032)	(2)	(6,034)
Total Expenses	(73,528)	55	(73,473)	(61,897)	(158)	(62,055)
Operating Income	23,151	168	23,319	15,174	97	15,271
Interest income	6	—	6	63	—	63
Gain on remeasurement of equity method investment	19,227	—	19,227	25,068	—	25,068
Interest expense	(17,759)	—	(17,759)	(16,479)	—	(16,479)
Loan fee amortization	(802)	—	(802)	(898)	—	(898)
Equity in income (loss) of unconsolidated real estate entities, net	12,990	—	12,990	(1,111)	—	(1,111)
Income from continuing operations	36,813	168	36,981	21,817	97	21,914
Discontinued Operations:
Income from operations	168	(168)	—	97	(97)	—
Net income	36,981	—	36,981	21,914	—	21,914
Allocation to noncontrolling interests	(438)	—	(438)	(274)	—	(274)
Net income attributable to Glimcher Realty Trust	36,543	—	36,543	21,640	—	21,640
Preferred share dividends	(6,467)	—	(6,467)	(6,137)	—	(6,137)
Write-off related to preferred share redemption	(160)	—	(160)	—	—	—
Net income available to common shareholders	$29,916	$—	$29,916	$15,503	$—	$15,503

Note: Pre ASC-205 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Six Months Ended June 30,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Revenues:
Minimum rents (see components on page 3)	$113,147	$142	$113,289	$89,676	$212	$89,888
Percentage rents	3,980	—	3,980	3,153	—	3,153
Tenant reimbursements	52,633	(4)	52,629	43,098	149	43,247
Outparcel sale	7,755	—	7,755	760	—	760
Other (see components on page 3)	10,211	(2)	10,209	10,212	1	10,213
Total Revenues	187,726	136	187,862	146,899	362	147,261
Expenses:
Property operating expenses	(37,999)	—	(37,999)	(31,141)	7	(31,134)
Real estate taxes	(21,764)	(4)	(21,768)	(18,281)	(24)	(18,305)
Total recoverable expenses	(59,763)	(4)	(59,767)	(49,422)	(17)	(49,439)
Provision for doubtful accounts	(1,707)	165	(1,542)	(4,706)	(130)	(4,836)
Other operating expenses (see components on page 4)	(9,298)	(24)	(9,322)	(9,286)	(71)	(9,357)
Costs related to the sale of outparcels	(6,904)	—	(6,904)	(199)	—	(199)
Real estate depreciation and amortization	(52,264)	—	(52,264)	(40,889)	(20)	(40,909)
Non-real estate depreciation and amortization	(1,112)	—	(1,112)	(1,029)	—	(1,029)
General and administrative	(13,793)	2	(13,791)	(11,529)	(15)	(11,544)
Total Expenses	(144,841)	139	(144,702)	(117,060)	(253)	(117,313)
Operating Income	42,885	275	43,160	29,839	109	29,948
Interest income	10	—	10	65	1	66
Gain on remeasurement of equity method investment	19,227	—	19,227	25,068	—	25,068
Interest expense	(35,447)	—	(35,447)	(32,182)	—	(32,182)
Loan fee amortization	(1,859)	—	(1,859)	(1,883)	—	(1,883)
Equity in income (loss) of unconsolidated real estate entities, net	13,311	—	13,311	(4,585)	—	(4,585)
Income from continuing operations	38,127	275	38,402	16,322	110	16,432
Discontinued Operations:
Income from operations	275	(275)	—	110	(110)	—
Net income	38,402	—	38,402	16,432	—	16,432
Allocation to noncontrolling interests	(345)	—	(345)	(11)	—	(11)
Net income attributable to Glimcher Realty Trust	38,057	—	38,057	16,421	—	16,421
Preferred share dividends	(12,626)	—	(12,626)	(12,274)	—	(12,274)
Write-off related to preferred share redemption	(9,426)	—	(9,426)	—	—	—
Net income available to common shareholders	$16,005	$—	$16,005	$4,147	$—	$4,147

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
(in thousands)

	Three Months Ended June 30,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$54,826	$—	$54,826	$46,030	$100	$46,130
Termination income	2,597	117	2,714	106	—	106
Straight-line rents	868	—	868	790	6	796
Total Minimum Rents	$58,291	$117	$58,408	$46,926	$106	$47,032
Components of Other Revenue:
Fee and service income	$1,893	$—	$1,893	$2,075	$—	$2,075
Specialty leasing and sponsorship income	2,432	—	2,432	2,275	1	2,276
Other	774	—	774	826	—	826
Total Other Revenue	$5,099	$—	$5,099	$5,176	$1	$5,177

	Six Months Ended June 30,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Minimum Rents:
Base rent	$108,475	$25	$108,500	$87,852	$200	$88,052
Termination income	2,627	117	2,744	435	—	435
Straight-line rents	2,045	—	2,045	1,389	12	1,401
Total Minimum Rents	$113,147	$142	$113,289	$89,676	$212	$89,888
Components of Other Revenue:
Fee and service income	$3,720	$—	$3,720	$4,252	$—	$4,252
Specialty leasing and sponsorship income	4,727	—	4,727	4,220	1	4,221
Other	1,764	(2)	1,762	1,740	—	1,740
Total Other Revenue	$10,211	$(2)	$10,209	$10,212	$1	$10,213

Note: Pre ASC-205 column includes both continuing and discontinued operations.

COMPONENTS OF OTHER OPERATING EXPENSES
(in thousands)

	Three Months Ended June 30,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Other Operating Expenses:
Cost of providing services to unconsolidated real estate entities	$1,061	$—	$1,061	$1,080	$—	$1,080
Discontinued development write-offs	—	—	—	3,222	—	3,222
Specialty leasing costs	505	—	505	490	—	490
Ground lease expense	2,113	—	2,113	1,089	—	1,089
Other	887	6	893	809	43	852
Total Other Operating Expenses	$4,566	$6	$4,572	$6,690	$43	$6,733

	Six Months Ended June 30,
	2013			2012
	As Reported	Discontinued Operations	Pre ASC-205	As Reported	Discontinued Operations	Pre ASC-205
Components of Other Operating Expenses:
Cost of providing services to unconsolidated real estate entities	$2,103	$—	$2,103	$2,185	$—	$2,185
Discontinued development write-offs	122	—	122	3,348	—	3,348
Specialty leasing costs	1,011	—	1,011	1,020	—	1,020
Ground lease expense	4,262	—	4,262	1,089	—	1,089
Other	1,800	24	1,824	1,644	71	1,715
Total Other Operating Expenses	$9,298	$24	$9,322	$9,286	$71	$9,357

Note: Pre ASC-205 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended June 30, 2013		For the Three Months Ended June 30, 2012
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$17,595	$7,802	$23,625	$9,325
Operating expenses	(8,477)	(3,898)	(11,838)	(4,634)
Net operating income	9,118	3,904	11,787	4,691
Depreciation and amortization	(4,747)	(1,781)	(6,326)	(2,512)
Other expenses, net	(46)	(19)	(70)	(28)
Interest expense, net	(3,592)	(1,567)	(4,463)	(1,708)
Gain on the sale of properties (1)	25,615	12,455	—	—
Impairment loss (2)	—	—	(3,100)	(1,550)
Net income (loss)	26,348	12,992	(2,172)	(1,107)
Preferred dividend	(4)	(2)	(8)	(4)
Net income (loss) to partnership	$26,344	$12,990	$(2,180)	$(1,111)
GPLP's share of income (loss) from investment in unconsolidated entities	$12,990		$(1,111)

	For the Six Months Ended June 30, 2013		For the Six Months Ended June 30, 2012
	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations	Total	Company's Pro-Rata Share of Unconsolidated Entities Operations
Statements of Operations
Total revenues	$36,779	$16,351	$54,196	$20,121
Operating expenses	(17,616)	(8,067)	(26,998)	(9,830)
Net operating income	19,163	8,284	27,198	10,291
Depreciation and amortization	(10,023)	(4,071)	(15,586)	(5,634)
Other expenses, net	(133)	(56)	(230)	(92)
Interest expense, net	(7,579)	(3,295)	(10,156)	(3,660)
Gain on the sale of properties (1)	25,615	12,455	—	—
Impairment loss (2)	—	—	(10,662)	(5,482)
Net income (loss)	27,043	13,317	(9,436)	(4,577)
Preferred dividend	(12)	(6)	(16)	(8)
Net income (loss) to partnership	$27,031	$13,311	$(9,452)	$(4,585)
GPLP's share of income (loss) from investment in unconsolidated entities	$13,311		$(4,585)

(1) Gain on sale of properties for the three and six months ended June 30, 2013 relates to the sale of both Lloyd Center and Tulsa Promenade, including $13,250 of debt extinguishment for Tulsa Promenade.
(2) Impairment loss for the three months ended June 30, 2012 relates to Town Square at Surprise. The Impairment loss for the six months ended June 30, 2012 relates to Town Square at Surprise and Tulsa Promenade.

CALCULATION OF FUNDS FROM OPERATIONS
AND FFO PAYOUT RATIO
(in thousands, except per share data)

	2013			2012
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Funds from Operations ("FFO"):
Net (loss) income to common shareholders	$(13,911)	$29,916	$16,005	$(11,356)	$15,503	$(10,363)	$(24,280)	$(30,496)
Real estate depreciation and amortization	26,239	26,025	52,264	19,054	21,855	28,393	26,124	95,426
Pro-rata share of unconsolidated entity impairment loss	—	—	—	3,932	1,550	363	6,352	12,197
Pro-rata share of joint venture gain on the sale of assets, net	—	(5,565)	(5,565)	—	—	—	—	—
Pro-rata share of joint venture depreciation	2,223	1,755	3,978	3,106	2,498	2,242	2,236	10,082
Noncontrolling interest in operating partnership	(222)	453	231	(263)	274	(171)	(394)	(554)
Gain on the remeasurement of equity method investment	—	(19,227)	(19,227)	—	(25,068)	—	—	(25,068)
Impairment loss on depreciable real estate assets	—	—	—	—	—	—	18,477	18,477
FFO	$14,329	$33,357	$47,686	$14,473	$16,612	$20,464	$28,515	$80,064
Adjusted Funds from Operations:
FFO	$14,329	$33,357	$47,686	$14,473	$16,612	$20,464	$28,515	$80,064
Add back: write-down of Tulsa Promenade note receivable	—	—	—	3,322	—	—	—	3,322
Add back: write-off related to preferred share redemption	9,266	160	9,426	—	—	3,446	—	3,446
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	—	—	—	3,193	—	—	3,193
Less: pro-rata share of joint venture debt extinguishment	—	(6,890)	(6,890)	—	—	—	—	—
Adjusted Funds from Operations	$23,595	$26,627	$50,222	$17,795	$19,805	$23,910	$28,515	$90,025
Weighted average common shares outstanding - diluted (1)	146,301	147,420	146,865	120,693	142,833	143,562	145,392	138,151
FFO per diluted share	$0.10	$0.23	$0.32	$0.12	$0.12	$0.14	$0.20	$0.58
Total adjustments	0.06	(0.05)	0.02	0.03	0.02	0.02	—	0.07
Adjusted FFO per diluted share	$0.16	$0.18	$0.34	$0.15	$0.14	$0.17	$0.20	$0.65

	2013			2012
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.2000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	62.0%	55.4%	58.5%	67.8%	72.1%	60.0%	51.0%	61.4%

	2013			2012
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties:
Deferred leasing costs	$1,514	$1,747	$3,261	$1,315	$1,591	$1,318	$1,418	$5,642
Straight-line adjustment as an increase to minimum rents (continuing and discontinued operations)	$1,177	$868	$2,045	$605	$796	$633	$666	$2,700
Straight-line and fair market value adjustment for ground lease expense recorded as an increase to other operating expense	$860	$860	$1,720	$—	$562	$969	$829	$2,360
Fair value of debt amortized as a decrease (increase) to interest expense	$348	$348	$696	$(65)	$127	$431	$348	$841
Intangible and inducement amortization as a net increase to base rents (continuing and discontinued operations)	$1,209	$1,373	$2,582	$6	$709	$1,835	$584	$3,134
Discontinued development write-offs	$122	$—	$122	$126	$3,219	$—	$14	$3,359

(1) Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2013			2012
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Unconsolidated Entities Funds from Operations:
Net income (loss) to partnership	$687	$26,344	$27,031	$(7,272)	$(2,180)	$9	$(10,288)	$(19,731)
Real estate depreciation and amortization	5,254	4,728	9,982	9,225	6,295	5,206	5,184	25,910
Gain on sale of properties, net	—	(12,365)	(12,365)	—	—	—	—	—
Impairment loss	—	—	—	7,562	3,100	697	12,216	23,575
FFO	$5,941	$18,707	$24,648	$9,515	$7,215	$5,912	$7,112	$29,754
Pro-rata share of unconsolidated entities funds from operations	$2,602	$9,198	$11,800	$3,564	$2,937	$2,541	$3,147	$12,189

	2013			2012
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities):
Straight-line adjustment as an increase (decrease) to base rent	$55	$14	$69	$6	$(120)	$17	$1	$(96)
Intangible amortization as an increase to minimum rents	$122	$117	$239	$340	$244	$154	$142	$880
Straight-line adjustment - ground lease expense	$—	$—	$—	$(127)	$(51)	$—	$—	$(178)
Gain on extinguishment of debt	$—	$6,890	$6,890	$—	$—	$—	$—	$—
Loan fee amortization	$(126)	$(120)	$(246)	$(76)	$(44)	$(150)	$(172)	$(442)

EBITDA, OPERATING RATIOS AND EARNINGS PER SHARE
(dollars and shares in thousands)

	2013			2012
	3 mos Mar. 31	3 mos June 30	YTD June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31	YTD Dec. 31
Calculation of EBITDA:
Net income (loss) attributable to Glimcher Realty Trust	$1,514	$36,543	$38,057	$(5,219)	$21,640	$(312)	$(18,190)	$(2,081)
Interest expense (continuing and discontinued operations)	17,688	17,759	35,447	15,703	16,479	17,102	17,488	66,772
Loan fee amortization (continuing and discontinued operations)	1,057	802	1,859	985	898	1,057	955	3,895
Taxes (continuing and discontinued operations)	205	262	467	237	232	243	281	993
Depreciation and amortization (continuing and discontinued operations)	26,788	26,588	53,376	19,576	22,362	28,903	26,660	97,501
EBITDA	47,252	81,954	129,206	31,282	61,611	46,993	27,194	167,080
Allocation to noncontrolling interests	(222)	453	231	(263)	274	(171)	(394)	(554)
Adjustment for consolidated joint venture	(87)	(35)	(122)	—	—	(54)	(62)	(116)
EBITDA adjustments related to pro-rata share of unconsolidated entities, net	4,058	(9,086)	(5,028)	9,073	5,802	4,486	10,431	29,792
Impairment loss	—	—	—	—	—	—	18,477	18,477
Add back: write down of Tulsa Promenade note receivable	—	—	—	3,322	—	—	—	3,322
Add back: write-off of pre-development costs associated with a project located in Panama City Beach, Florida	—	—	—	—	3,193	—	—	3,193
Gain on remeasurement of equity method investment	—	(19,227)	(19,227)	—	(25,068)	—	—	(25,068)
Adjusted EBITDA	$51,001	$54,059	$105,060	$43,414	$45,812	$51,254	$55,646	$196,126
Operating Ratios:
General and administrative / total revenues	7.5%	7.2%	7.3%	7.9%	7.8%	6.9%	6.7%	7.3%
Tenant reimbursements / (real estate taxes + property operating expenses)	88.7%	87.4%	88.1%	87.7%	86.7%	86.8%	88.6%	87.5%
Earnings per Share:
Weighted average common shares outstanding - basic	143,408	144,532	143,973	117,517	139,832	140,641	142,478	135,152
Weighted average common shares outstanding - diluted	145,716	147,420	146,865	120,271	142,833	142,964	144,799	137,624
(Loss) earnings per share - basic	$(0.10)	$0.21	$0.11	$(0.10)	$0.11	$(0.07)	$(0.17)	$(0.23)
(Loss) earnings per share - diluted	$(0.10)	$0.21	$0.11	$(0.10)	$0.11	$(0.07)	$(0.17)	$(0.23)

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
(INCLUDING PRO-RATA SHARE OF UNCONSOLIDATED PROPERTIES)
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Variance	2013	2012	Variance

Operating Income (continuing operations)	$23,151	$15,174	$7,977	$42,885	$29,839	$13,046

Depreciation and Amortization	26,588	22,362	4,226	53,376	41,918	11,458
General and administrative	6,943	6,032	911	13,793	11,529	2,264
Proportionate share of unconsolidated joint venture comparable NOI	2,119	7,273	(5,154)	5,690	16,224	(10,534)
Non-comparable Properties (1)	(2,625)	(3,135)	510	(5,595)	(3,583)	(2,012)
Termination and outparcel net income	(2,943)	(521)	(2,422)	(3,478)	(996)	(2,482)
Straight-line rents	(868)	(790)	(78)	(2,045)	(1,389)	(656)
Non-cash ground lease adjustments	934	—	934	1,867	—	1,867
Non-recurring, non-cash items (2)	—	—	—	—	3,322	(3,322)
Above/below market lease amortization	(1,501)	(849)	(652)	(2,838)	(993)	(1,845)
Fee income	(973)	(1,152)	179	(1,878)	(2,400)	522
Other (3)	(52)	3,692	(3,744)	450	4,119	(3,669)

Comparable NOI	$50,773	$48,086	$2,687	$102,227	$97,590	$4,637

Comparable NOI percentage change			5.6%			4.8%

(1) Amounts include Community Centers and non-comparable mall properties.
(2) Amount includes write down of Tulsa note receivable.
(3) Other adjustments include discontinued development costs, non-property income and expenses, and other non-recurring income or expenses.

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2013		2012
	Mar. 31	June 30	Dec. 31
Assets:
Land	$348,365	$394,451	$338,543
Buildings, improvements and equipment	2,458,210	2,592,069	2,361,077
Developments in progress	90,871	105,471	75,748
	2,897,446	3,091,991	2,775,368
Less accumulated depreciation	732,360	749,552	710,042
Property and equipment, net	2,165,086	2,342,439	2,065,326

Deferred leasing costs, net	30,966	31,642	30,944
Real estate asset held-for-sale	4,056	—	4,056
Investment in and advances to unconsolidated real estate entities	86,997	71,781	86,702
Investment in real estate, net	2,287,105	2,445,862	2,187,028

Cash and cash equivalents	75,356	19,625	17,489
Restricted cash	17,346	31,488	22,043
Tenant accounts receivable, net	29,700	32,154	31,793
Deferred expenses, net	17,768	16,561	17,642
Prepaid and other assets	57,605	51,705	53,412
Total Assets	$2,484,880	$2,597,395	$2,329,407
Liabilities and Equity:
Mortgage notes payable	$1,519,730	$1,630,438	$1,399,774
Notes payable	45,000	95,000	85,000
Other liabilities associated with asset held-for-sale	100	—	132
Accounts payable and accrued expenses	107,858	122,395	112,630
Distributions payable	20,491	20,369	20,314
Total Liabilities	1,693,179	1,868,202	1,617,850
Equity:
Series G cumulative preferred shares	199,725	109,868	192,412
Series H cumulative preferred shares	96,466	96,466	96,466
Series I cumulative preferred shares	86,771	91,614	—
Common shares of beneficial interest	1,442	1,449	1,431
Additional paid-in capital	1,278,615	1,285,504	1,264,104
Distributions in excess of accumulated earnings	(881,855)	(866,432)	(853,530)
Accumulated other comprehensive loss	(1,231)	(1,051)	(1,284)
Total Glimcher Realty Trust Shareholders' Equity	779,933	717,418	699,599
Noncontrolling interests	11,768	11,775	11,958
Total equity	791,701	729,193	711,557
Total Liabilities and Equity	$2,484,880	$2,597,395	$2,329,407

MARKET CAPITALIZATION AND DEBT COVENANT REQUIREMENTS
(dollars and shares in thousands, except per share price)

	2013		2012
	3 mos Mar. 31	3 mos June 30	3 mos Mar. 31	3 mos June 30	3 mos Sept. 30	3 mos Dec. 31
Share price (end of period)	$11.60	$10.92	$10.22	$10.22	$10.57	$11.09
Market Capitalization Ratio:
Common shares outstanding	144,143	144,934	139,439	140,124	142,011	143,090
Operating partnership units outstanding	2,308	2,210	2,728	2,323	2,323	2,308
Total common shares and units outstanding at end of period	146,451	147,144	142,167	142,447	144,334	145,398
Valuation - Common shares and operating partnership units outstanding	$1,698,832	$1,606,812	$1,452,947	$1,455,808	$1,525,610	$1,612,464
Preferred shares	382,962	297,948	282,074	282,074	288,976	288,878
Total consolidated debt (end of period)	1,564,730	1,725,438	1,177,949	1,468,653	1,476,639	1,484,774
Total market capitalization	$3,646,524	$3,630,198	$2,912,970	$3,206,535	$3,291,225	$3,386,116
Debt / Market capitalization	42.9%	47.5%	40.4%	45.8%	44.9%	43.8%
Debt / Market capitalization including pro-rata share of unconsolidated entities	45.0%	48.0%	43.5%	47.9%	47.1%	46.1%

		2013
Credit Facility Debt Covenant Requirements:	Facility Requirements	June 30
Maximum Corporate Debt to Total Asset Value	60.0%	52.1%
Minimum Interest Coverage Ratio	1.75 x	2.69 x
Minimum Fixed Charge Coverage Ratio	1.45 x	1.77 x
Maximum Recourse Debt	10.0%	4.9%

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	June 30,	Dec. 31,	Interest Rates
Fixed Rate:	2013	2012	2013	2012	Interest Terms	Payment Terms	Balloon Pmt. at Maturity	Initial/Final Maturity
The Outlet Collection | Jersey Gardens	$138,607	$140,409	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	96,090	97,285	5.45%	5.45%		(a)	$92,762	November 1, 2014
The Outlet Collection | Seattle	52,323	53,018	7.54%	7.54%	(i)	(a)	$49,969	(e)
Merritt Square Mall	54,849	55,205	5.35%	5.35%		(a)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	67,223	67,778	4.91%	4.91%		(a)	$64,577	October 1, 2015
Pearlridge Center	175,000	175,000	4.60%	4.60%		(l)	$169,327	November 1, 2015
River Valley Mall	46,995	47,378	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	40,472	40,791	5.87%	5.87%		(a)	$38,057	December 11, 2016
The Mall at Johnson City	53,257	53,573	6.76%	6.76%		(a)	$47,768	May 6, 2020
Grand Central Mall	43,437	43,730	6.05%	6.05%		(a)	$38,307	July 6, 2020
Ashland Town Center	40,901	41,223	4.90%	4.90%		(a)	$34,569	July 6, 2021
Dayton Mall	82,000	82,000	4.57%	4.57%		(d)	$75,241	September 1, 2022
Polaris Fashion Place	225,000	—	3.90%	—		(f)	$203,576	March 1, 2025
Town Center Plaza	75,472	76,057	5.00%	5.00%		(a)	$52,465	(j)
Town Center Crossing	37,629	37,948	4.25%	4.25%		(a)	$25,820	(j)
University Park Village	55,000	—	3.85%	—		(g)	$45,977	May 1, 2028
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(c)	$19,000	November 1, 2028
	1,363,255	1,090,395
Variable Rate:
Scottsdale Quarter Phase III Fee Interest	12,930	12,930	3.10%	3.11%	(k)	(b)	$12,930	December 1, 2013
Town Square at Surprise	1,361	3,592	5.50%	5.50%	(o)	(a)	$1,268	December 31, 2014
Scottsdale Quarter	130,000	130,000	3.28%	3.28%	(h)	(b)	$130,000	(m)
WestShore Plaza	119,600	—	3.65%	—	(p)	(b)	$119,600	(q)
	263,891	146,522
Other:
Fair Value Adjustment - Merritt Square Mall	(568)	(699)
Fair Value Adjustment - Pearlridge Center	3,860	4,687
Extinguished Debt	—	158,869		(n)
Total Mortgage Notes Payable	$1,630,438	$1,399,774

(a)	The loan requires monthly payments of principal and interest.

(b)	The loan requires monthly payments of interest only.

(c)	The bonds require semi-annual payments of interest only.

(d)	The loan requires monthly payments of interest only until October 2017. Thereafter, monthly payments of principal and interest are required.

(e)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.

(f)	The loan requires monthly payments of interest only until April 2020. Thereafter, monthly payments of principal and interest are required.

(g)	The loan requires monthly payments of interest only until May 2020. Thereafter, monthly payments of principal and interest are required.

(h)	$105,000 was fixed through a swap agreement at a rate of 3.14% at June 30, 2013 and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(i)	Interest rate escalates after optional prepayment date.

(j)	The loans for Town Center Plaza and Town Center Crossing are cross-collateralized and have a call date of February 1, 2027.

(k)	Interest rate of LIBOR plus 2.90%.

(l)	The loan requires monthly payments of interest only until November 2013. Thereafter, monthly payments of principal and interest are required.

(m)	The loan matures May 22, 2015, however, a portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(n)	Interest rates ranging from 3.71% to 5.24% at December 31, 2012.

(o)	Interest rate is the greater of 5.50% or LIBOR plus 4.00%.

(p)	Debt consists of two notes with average interest rate equal to the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%.

(q)	The loan matures October 1, 2015, however, the loan may be extended for two years subject to certain loan extension fees and conditions.

TOTAL DEBT MATURITIES SCHEDULE (CONSOLIDATED AND PRO-RATA SHARE OF UNCONSOLIDATED DEBT)
(dollars in thousands)

					Principal Payments - Assumes Exercise of Extension Options
Description	Initial Maturity	Extension Option (e)	Interest Rate	Balance 6/30/2013	2013	2014	2015	2016	2017	2018+
Consolidated Properties
Scottsdale Quarter Phase III Fee Interest	12/2013		3.10%	$12,930	$12,930
The Outlet Collection | Jersey Gardens	06/2014		4.83%	138,607	1,827	$136,780
The Mall at Fairfield Commons	11/2014		5.45%	96,090	1,214	94,876
Town Square at Surprise	12/2014		5.50%	1,361	31	1,330
The Outlet Collection | Seattle	02/2015		7.54%	52,323	711	1,517	$50,095
Scottsdale Quarter (a)	05/2015	(b)	3.28%	130,000	—	—	130,000
Merritt Square Mall	09/2015		5.35%	54,849	423	889	53,537
Scottsdale Quarter Fee Interest	10/2015		4.91%	67,223	560	1,171	65,492
WestShore Plaza (f)	10/2015	10/2017	3.65%	119,600	—	—	—	$—	$119,600
Pearlridge Center	11/2015		4.60%	175,000	431	2,681	171,888
River Valley Mall	01/2016		5.65%	46,995	384	815	863	44,933
Weberstown Mall	06/2016		5.90%	60,000	—	—	—	60,000
Eastland Mall	12/2016		5.87%	40,472	321	680	722	38,749
The Mall at Johnson City	05/2020		6.76%	53,257	317	677	726	766	830	$49,941
Grand Central Mall	07/2020		6.05%	43,437	295	626	665	700	751	40,400
Ashland Town Center	07/2021		4.90%	40,901	324	679	714	744	788	37,652
Dayton Mall	09/2022		4.57%	82,000	—	—	—	—	311	81,689
Polaris Fashion Place	03/2025		3.90%	225,000	—	—	—	—	—	225,000
Town Center Plaza	02/2027		5.00%	75,472	600	1,245	1,309	1,375	1,446	69,497
Town Center Crossing	02/2027		4.25%	37,629	325	671	700	730	760	34,443
University Park Village	05/2028		3.85%	55,000	—	—	—	—	—	55,000
Tax Exempt Bonds	11/2028		6.00%	19,000	—	—	—	—	—	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(568)	(130)	(262)	(176)
Fair Value Adjustment Amortization - Pearlridge Center				3,860	827	1,654	1,379
Subtotal (c)				1,630,438	21,390	246,029	477,914	147,997	124,486	612,622
Credit Facility (Secured) (d)	05/2014		2.69%	45,000	—	45,000
Credit Facility (Unsecured)	02/2017	02/2018	2.14%	50,000	—	—	—	—	—	50,000
Total Consolidated Maturities				$1,725,438	$21,390	$291,029	$477,914	$147,997	$124,486	$662,622

Unconsolidated Properties
Puente Hills Mall (g)	07/2017		4.50%	$60,000	$—	$—	$—	$—	$60,000
Pro-Rata Share of Unconsolidated Maturities				$31,200	$—	$—	$—	$—	$31,200	$—
Total Consolidated Maturities and Pro-rata Share of Unconsolidated Maturities				$1,756,638	$21,390	$291,029	$477,914	$147,997	$155,686	$662,622

(a)	$105,000 of the loan has been fixed through an interest rate swap agreement and the remaining $25,000 incurs interest at an average rate of LIBOR plus 3.65%.

(b)	A portion of the loan ($107,000) may be extended for one year subject to certain loan extension fees and conditions.

(c)	Weighted average interest rate for the fixed rate mortgage debt was 4.90% as of June 30, 2013 with an initial weighted average maturity of 5.6 years when considering available extension options.

(d)	The maturity date is the earlier to occur of (i) May 19, 2014 or (ii) the repayment date of the existing mortgage loan secured by The Outlet Collection | Jersey Gardens.

(e)
Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

(f)	Debt consists of two notes with average interest rate equal to the greater of 3.65% or LIBOR plus 3.15%. The rate has been capped at 7.15%.

(g)	The loan requires monthly payments of interest only.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics

Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	6/30/2013 (3)	3/31/2013	12/31/2012	9/30/2012	6/30/2012
Core Malls (2)
Mall Anchors	97.1%	96.6%	96.6%	96.8%	96.7%
Mall Non-Anchors	91.0%	90.5%	93.2%	91.4%	88.8%
Total Occupancy	94.7%	94.2%	95.3%	94.7%	93.6%

Mall Portfolio - excluding Joint Ventures
Mall Anchors	96.9%	95.6%	95.6%	95.9%	95.7%
Mall Non-Anchors	91.6%	91.2%	93.9%	91.7%	88.9%
Total Occupancy	94.8%	93.8%	94.9%	94.2%	92.9%

Occupancy Cost (4)	10.4%	10.5%	10.8%	11.0%	10.9%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

(2)	Includes the Company's joint venture malls.

(3)	The Company acquired all of the interest in WestShore Plaza during the second quarter of 2013. This property is no longer a joint venture mall effective June 25, 2013.

(4)	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)

The following table summarizes the new and renewal lease activity by type for the six months ended June 30, 2013:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Renewal Leases	Total
Mall Anchors	210,804	30,659	241,463	$14.05	$7.67	$13.15
Mall Non-Anchors	152,098	391,174	543,272	$26.99	$28.30	$27.93

The following table summarizes the new and renewal lease activity and the comparative prior rents for the three and six months ended June 30, 2013, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents
Property Type	New Leases	Renewal Leases	Total	New Leases	Prior Tenants	Renewal Leases	Prior Rent	Total New/Renewal	Total Prior Tenants/Rent	Percent Change in Base Rent
Three months ended June 30, 2013
Mall Anchors	100,000	—	100,000	$16.23	$20.25	$—	$—	$16.23	$20.25	(20)%
Mall Non-Anchors	56,102	139,793	195,895	$27.03	$24.51	$33.19	$29.16	$31.42	$27.82	13%
Six months ended June 30, 2013
Mall Anchors	100,000	30,659	130,659	$16.23	$20.25	$7.67	$7.67	$14.22	$17.30	(18)%
Mall Non-Anchors	75,539	236,876	312,415	$30.38	$25.72	$31.15	$27.95	$30.97	$27.41	13%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of June 30, 2013

TIER 1	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) June 2013	Avg. Mall Store Sales PSF (1) June 2012 (5)	Total Mall Occupancy 6/30/13	Total Mall Occupancy 6/30/12	% of Mall Portfolio NOI (2)
(Malls with highly productive tenant sales)	Ashland Town Center	Ashland, KY	>100	415,264
	Dayton Mall	Dayton, OH	62	1,436,322
	Eastland Mall	Columbus, OH	32	999,039
	Grand Central Mall	Parkersburg, WV	>100	847,507
	Malibu Lumber Yard	Malibu, CA	2	31,441
	Mall at Fairfield Commons	Dayton, OH	62	1,136,697
	Mall at Johnson City	Johnson City, TN	>100	570,117
	Merritt Square Mall	Merritt Island, FL	96	782,700
	Morgantown Mall	Morgantown, WV	>100	555,590
	Northtown Mall	Minneapolis, MN	16	590,049
	Outlet Collection | Jersey Gardens	Elizabeth, NJ	1	1,295,507
	Pearlridge Center	Honolulu, HI	53	1,147,361
	Polaris Fashion Place	Columbus, OH	32	1,437,839
	River Valley Mall	Lancaster, OH	>100	504,029
	Scottsdale Quarter	Scottsdale, AZ	14	539,599
	Town Center Plaza (4)	Leawood, KS	29	607,810
	University Park Village	Fort Worth, TX	4	173,358
	Weberstown Mall	Stockton, CA	76	855,679
	WestShore Plaza	Tampa, FL	18	1,077,177
				15,003,085	$505	$473	95.4%	93.7%	91%

TIER 2	Property	Location	MSA Ranking	Total GLA (3)	Avg. Mall Store Sales PSF (1) June 2013	Avg. Mall Store Sales PSF (1) June 2012 (5)	Total Mall Occupancy 6/30/13	Total Mall Occupancy 6/30/12	% of Mall Portfolio NOI (2)
(Malls with moderately productive tenant sales)	Colonial Park Mall	Harrisburg, PA	94	739,040
	Indian Mound Mall	Heath, OH	>100	557,032
	New Towne Mall	New Philadelphia, OH	>100	513,542
	Outlet Collection | Seattle	Seattle, WA	15	862,384
	Puente Hills Mall (JV)	City of Industry, CA	2	1,107,740
				3,779,738	$266	$262	91.8%	93.4%	9%
TOTAL MALL ASSETS				18,782,823	$471	$434	94.7%	93.6%

(1)	Sales for in-line stores with less than 10,000 square feet.

(2)	Based on net operating income for the six months ended June 30, 2013 (pro-rata share for JV Malls).

(3)	Included in the total GLA is 4,415,589 sf which is owned by the tenants.

(4)	Included in the square footage amount is the square footage for both Town Center Plaza and Town Center Crossing.

(5)	Amounts reported reflect the Mall assets as of June 30, 2012.

SUMMARY OF SIGNIFICANT TENANTS
As of June 30, 2013

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Annualized Minimum Rent	% of Total Annualized Minimum Rent
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret, Victoria's Secret Sport	50	219,389	$5,936,970	2.6%
Gap, Inc.	Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Old Navy	25	298,562	5,226,571	2.3%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Crazy 8, Guitar Center, Gymboree, Janie & Jack	24	440,960	4,728,833	2.0%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	31	56,828	4,307,209	1.9%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	35	151,980	4,277,676	1.9%
AMC Entertainment, Inc.		2	148,344	4,269,000	1.8%
Sears Holding Corp.	K-Mart, Sears	20	2,437,829	3,683,642	1.6%
The Bon-Ton Stores, Inc.	Bon-Ton, Elder Beerman, Herbergers	12	1,127,432	3,437,823	1.5%
JCPenney Company, Inc.		17	1,739,393	3,215,532	1.4%
American Eagle Outfitters, Inc.	aerie, American Eagle	16	99,547	3,007,370	1.3%
William-Sonoma, Inc.	Pottery Barn, Pottery Barn Kids, West Elm, William-Sonoma	11	95,831	2,945,749	1.3%
Forever 21, Inc.		8	180,817	2,895,445	1.3%
Genesco, Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	44	68,712	2,740,752	1.2%
Dick's Sporting Goods, Inc.		6	282,244	2,652,500	1.1%
Ascena Retail Group, Inc.	Dress Barn, Justice, Lane Bryant, Maurice's, Brother's	33	171,543	2,513,621	1.1%
Luxottica Group	Apex, DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	31	75,835	2,496,021	1.1%
Hennes & Mauritz AB	H&M	5	108,086	2,319,663	1.0%

Total tenants representing > 1.0%		370	7,703,332	$60,654,377	26.4%

Note:  Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of June 30, 2013

Mall Stores (ranked by percent of total minimum mall rents)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Annualized Minimum Mall Rents
Limited Brands, Inc.	50	219,389	$5,936,970	2.6%
Signet Jewelers, Ltd.	31	56,828	$4,307,209	1.9%
Foot Locker, Inc.	35	151,980	$4,277,676	1.9%
Gap, Inc.	22	236,253	$4,001,165	1.7%
American Eagle Outfitters, Inc.	16	99,547	$3,007,370	1.3%
William-Sonoma, Inc.	11	95,831	$2,945,749	1.3%
Genesco, Inc.	44	68,712	$2,740,752	1.2%
Ascena Retail Group, Inc.	33	171,543	$2,513,621	1.1%
Luxottica Group	31	75,835	$2,496,021	1.1%
Finish Line, Inc.	16	90,702	$2,262,157	1.0%

Mall Anchors (ranked by total GLA)

Tenant Name	Number of Stores	GLA of Stores	Annualized Minimum Rents	% of Total Mall GLA
Sears Holding Corp.	16	2,250,687	$2,538,973	12.0%
JCPenney Company, Inc.	14	1,698,591	$3,215,532	9.0%
Macy's, Inc.	9	1,490,536	$403,739	7.9%
The Bon-Ton Stores, Inc.	11	1,126,171	$3,433,419	6.0%
Belk, Inc.	6	416,131	$1,856,852	2.2%
Bain Capital, LLC	5	390,950	$3,446,462	2.1%
Dillard's	2	292,997	$—	1.6%
Dick's Sporting Goods, Inc.	5	279,000	$2,646,500	1.5%
Boscov's Department Store, LLC	1	182,609	$—	1.0%
Wal-Mart Stores, Inc.	1	154,154	$800,004	0.8%

Note:  Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of June 30, 2013

Total Portfolio

Lease Expiration Year	Number of Leases	Anchor Square Feet of GLA Expiring	Non-Anchor Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Percent of Occupied GLA Represented by Expiring Leases	Anchor Annualized Base Rents Expiring	Non-Anchor Annualized Base Rents Expiring	Total Annualized Base Rents Expiring	Anchor Annualized Base Rents/ Square Foot Expiring (1)	Non-Anchor Annualized Base Rents/ Square Foot Expiring (1)	Percent of Annualized Base Rents Represented by Expiring Leases
2013	246	84,808	604,769	689,577	3.8%	$957,405	$11,205,751	$12,163,156	$11.29	$21.93	5.3%
2014	466	770,429	1,091,735	1,862,164	10.3%	5,010,759	24,622,792	29,633,551	$6.70	$26.43	12.8%
2015	375	1,184,987	973,803	2,158,790	11.9%	7,525,693	21,458,042	28,983,735	$7.27	$26.33	12.5%
2016	252	872,948	717,308	1,590,256	8.8%	5,462,924	18,703,243	24,166,167	$6.85	$29.25	10.5%
2017	213	997,851	649,243	1,647,094	9.1%	5,660,204	16,838,436	22,498,640	$5.67	$28.70	9.7%
Thereafter	756	7,302,933	2,842,356	10,145,289	56.1%	31,839,639	81,734,296	113,573,935	$8.82	$31.14	49.2%
	2,308	11,213,956	6,879,214	18,093,170	100.0%	$56,456,624	$174,562,560	$231,019,184	$7.76	$28.58	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.

Note:  Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended June 30, 2013			Three months ended June 30, 2012
	Consolidated Properties 2013	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$184	$—	$184	$1,369	$—	$1,369
Redevelopment and renovation projects	$10,644	$125	$10,769	$3,931	$28	$3,959
Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$1,705	$213	$1,918	$4,361	$562	$4,923
Non-Anchor stores	3,848	678	4,526	3,231	122	3,353
Operational capital expenditures	857	1	858	866	67	933
Total Property Capital Expenditures	$6,410	$892	$7,302	$8,458	$751	$9,209

	Six months ended June 30, 2013			Six months ended June 30, 2012
	Consolidated Properties 2013	Unconsolidated Joint Venture Proportionate Share	Total	Consolidated Properties 2012	Unconsolidated Joint Venture Proportionate Share	Total
Development projects	$1,304	$—	$1,304	$5,798	$—	$5,798
Redevelopment and renovation projects	$23,223	$322	$23,545	$5,384	$45	$5,429
Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$4,191	$1,361	$5,552	$5,684	$1,875	$7,559
Non-Anchor stores	6,950	1,144	8,094	5,947	575	6,522
Operational capital expenditures	1,974	28	2,002	2,170	361	2,531
Total Property Capital Expenditures	$13,115	$2,533	$15,648	$13,801	$2,811	$16,612

DEVELOPMENT AND MAJOR REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Estimated Total Project Costs (1)	Project Costs Incurred thru 6/30/2013 (1)	Opening Date	Estimated Project Yield
PROPERTY DEVELOPMENT:

Scottsdale Quarter- Phase III Scottsdale, Arizona	Multi-use addition to existing center.	To Be Determined	$25,470	2014 - 2015	To Be Determined

PROPERTY REDEVELOPMENTS:

Outlet Redevelopments The Outlet Collection | Jersey Gardens The Outlet Collection | Seattle	Addition of new outlet brands along with interior/exterior renovations to existing centers.	$55,000 - $65,000	$36,870	Jersey - Fall 2013 Seattle - Holiday 2013	7% - 9%

(1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company)  that are inherent in the development process.